EXHIBIT 10.21

                      AMENDMENT TO NOTE PURCHASE AGREEMENT



         THIS AMENDMENT (the "Amendment") to the Note Purchase Agreement dated as of June 9, 1995 entered into as of this ____ day of November 1998, by and among Top Source Technologies, Inc. (the "Company"), the purchasers listed on Exhibit A hereto (the "Mellon Purchasers") and Mellon Private Asset Management, formerly known as Ganz Capital Management, Inc. (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the same meaning set forth in the Note Purchase Agreement (the "Agreement").

     WHEREAS, the Company, the Mellon Purchasers and the Agent entered into the Agreement as of June 9, 1995; and

         WHEREAS, the Company, the Mellon Purchasers and the Agent wish to modify certain terms and conditions contained in the Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual consideration contained in this Agreement, the parties agree as follows:

A. Waiver of Certain Provisions. The Agent waives certain provisions of the Agreement as follows:

                  (a) The ratio of Indebtedness to equity contained in Section 8.1(a) of the Agreement shall be waived through and including September 30, 1999.

                  (b) Notwithstanding the provisions of Section 8.1(b) of the Agreement, the Company may make Restricted Payments for the purpose of paying cash dividends on Preferred Stock sold after November 1, 1998 and for the purpose of redeeming any Preferred Stock.

                  (c) Upon the making of the payments provided in Section 2(a) and 2(b) of this Amendment, notwithstanding the provisions of Sections
         8.2 and 8.7 of the Agreement, the Company and its Subsidiary, Top Source Automotive, Inc. ("TSA"), may sell the assets of Top Source Automotive, Inc. to NCT Audio

         Products, Inc. ("NCT").

         2.       Prepayment of Notes.

                  (a) On or before December ___, 1998, the Company shall pay each of the Mellon Purchasers $.33 for each $1.00 of principal amount of the Notes held by such Mellon Purchaser.

                  (b) If, as and when the stockholders of the Company approve the sale of assets of TSA to NCT, the Company shall pay to each of the Mellon Purchasers $.37 for each $1.00 of principal amount of Notes held by such Mellon Purchaser.

         3. Modification of the Notes. After the making of the payments referred to in Section 2(b) above, the remaining Notes held by the Mellon Purchasers shall be modified by reducing the conversion price from $10.00 per share to $2.00 per share, subject to adjustment as provided in the Agreement, and by reducing the interest rate from 9% per annum to 5% per annum (which reduction shall not be retroactive). The Agent represents that it has the authority to act in this regard on behalf of the Mellon Purchasers.

         4. Disclosure. The Agent represents that it has received a copy of the Company's Proxy Statement dated November 6, 1998 and such Proxy Statement has been made available to the Mellon Purchasers either directly or through access on the Internet on the Securities and Exchange Commission Website, www.sec.gov.

         5. Status of the Agreement. The Agreement is ratified and confirmed and except as specifically modified by this Amendment, it shall remain in effect.

         6. Severability. In the event any parts of this Amendment are found to be void, the remaining provisions of this Amendment shall nevertheless be binding with the same effect as though the void parts were deleted.

         7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Amendment may be by actual or facsimile signature.

         8. Benefit. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

         9. Notices and Addresses. All notices, offers, acceptance and any other acts under this Amendment (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:              Top Source Technologies, Inc.
                          7108 Fairway Drive, Suite 200
                          Palm Beach Gardens, FL 33418-3757
                            Facsimile: (561) 691-5220

with a copy to:                             Michael D. Harris, Esq.
                                            MICHAEL HARRIS, P.A.
                                            1645 Palm Beach Lakes Blvd.
                                            Suite 550
                                            West Palm Beach, FL  33401
                                            Facsimile (561) 478-1817

The Agent:                                  Mellon Private Asset Management
                                            f/n/a Ganz Capital Management, Inc.
                                            2875 N.E. 191st Street, Penthouse I
                                            North Miami Beach, FL 33180
                                            Facsimile: (305) 936-0051


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         10. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Amendment, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Amendment, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, costs and expenses.

         11. Oral Evidence. This Amendment constitutes the entire Amendment between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         12. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Amendment and to fulfill the obligations of the parties hereunder.

         13. Governing Law. This Amendment and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

         14. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Amendment.

         IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the date first above written.

WITNESSES:                                  TOP SOURCE TECHNOLOGIES, INC.


                                    By:
                                            William C. Willis, Jr.
                                            President


                                            MELLON PRIVATE ASSET MANAGEMENT
                                            F/K/A GANZ CAPITAL MANAGEMENT, INC.


                                    By:





                                    EXHIBIT A


THE MELLON PURCHASERS

Mrs. Lois England
Mr. Richard England
Mr. Joyce Gillman
Mr. Norman Broad
Ms. Pauline Ganz
Macks Family Foundation
Dr. Arthur Gillman
Kane Investments
Mr. Richard Slavin
Mr. Erwin Harvith
Mr. Arthur Horowitz
Mrs. Arthur Horowitz
Mr. Morris Futernick
Mr. Richard Slavin
Mrs. Richard Slavin
Mr. Richard Freundlich
Mr. Donald A. Kaplan

                                                     December 2, 1998


Via Fax and Federal Express


Dear Noteholder:

         We are writing to solicit your consent to the modification of the Note Purchase Agreement (the "Agreement") dated as of June 9, 1995 among Top Source Technologies, Inc. (the "Company"), Ganz Capital Management, Inc. (the "agent") and various Noteholders who purchased an aggregate of $3,020,000 in principal amount of the Company's 9% Senior Subordinated Convertible Note due June 9, 2000 (the "Notes"). The modification is contained in the enclosed amendment (the "Amendment"). Under the terms of the Agreement, your consent is required because the Amendment provides for (1) partial pre-payment of your Note, for (2) the reduction in the conversion price of your Note from $10.00 to $2.00, and for (3) the reduction of the interest rate on your Note from 9% to 5%. The Amendment has been negotiated over a number of months between Top Source and representatives of Mellon Bank, which owns the Agent. With the Federal Express version of this letter, we are enclos- ing a copy of the Company's Proxy Statement and Supplement to the Proxy Statement.

         As is typical with any agreement, both sides made concessions. In addition to the substantially reduced conversion price (thus providing you the potential to convert your Note to equity on substantially improved terms) and reduced interest rate, the Company is required to prepay the Notes as follows:

(i) On or before December 15, 1998, the Company shall pay each Noteholder who consents to prepayment, the amount of $.33 for each $1.00 of principal amount of Notes held (less a credit for pro-rata prepaid interest); and


(ii) Assuming that the stockholders of the Company approve the sale of the assets of its subsidiary, Top Source Automotive, Inc. to NCT Audio Products, Inc. at the stockholders' meeting currently scheduled for December 15, 1998, not later than two days later the Company shall pay each consenting Note- holder an additional $.37 for each $1.00 principal amount of Notes owned by such Noteholder (less a credit for pro-rata prepaid interest) bringing the total pre-payment to $.70 for each $1.00 principal amount of Notes.

         In order to receive the payments described above, each Noteholder being offered these terms must consent to the Amendment. We have provided two alternative boxes for you to express your position. The first box represents approval of the prepayment transaction negotiated by the Agent.


         Because time is of the essence and your consent is needed, we are requesting that you Fax (561) 691-5220 or deliver via Priority Mail/Fedex your response as quickly as possible but not later than December 11, 1998.

                                                     Sincerely, yours,



                                                     William C. Willis, Jr.
                                                     President and CEO



ww/jmo
cc:      Mellon Bank, N.A.
         Ganz Capital Management, Inc.

==============================================================================






                  OPTION 1

_____             I hereby agree to the terms and conditions of the Amendment
                           -----
                  substantially in the form presented by Top Source Technologies and supported by Ganz Capital Management, Inc.

                  OPTION 2

_____             I hereby agree to the terms and conditions of the Amendment
                           -----
                  substantially in the form presented by Top Source Technologies except I do not want to have my Note prepaid.
                           ------


                                        ---------------------
                                                Signature

                                    ---------------------
                                                Print Name


                                           December      , 1998_

                                                EXHIBIT A

                                                    TO

                                   AMENDMENT TO NOTE PURCHASE AGREEMENT





                                      LIST OF CONSENTING PURCHASERS

                               [To be completed upon receipt of consents.]

Exhibit B

TOP SOURCE TECHNOLOGIES, INC.
9% Senior Subordinated Convertible Notes

Maturity Date: June 20, 2000
Interest: 9% based over twelve 30-day months and a 360-day year
                Interest is payable on July 1 and January 1

                      Summary of Note Holders:    ParticiNoteng
                      Name                        House Amount       Name           Attention
---------------------------------------------------------------------------------------------------------
F/B/O Lewis A. Imerman Successor Trustee U/A FBO JComeri35,000tComerica          Boris Vasileff

F/B/O Kaaren Reagan IRA                           Dean W25,000 Mellon Bank       Proxy Unit

Alice A. Schrieber                                Indivi25,000 Alice A. Shrieber c/o Blades & Ros

Batrus & Co.                                      Indivi50,000 Batrus & Co.

Green Haft Trustee F/B/O Richard J. Haft          Indivi125,000Richard Haft      Richard Haft

Morris Futernick Family Foundation                Indivi35,000 Northern Trust BanChristopheraRuss

Richard J. Haft                                   Indivi20,000 Richard Haft      Richard Haft

C/F Lois England 8%-Charitable Remainder Annuity TInvest125,000Investors Bank TruRon Gayton
C/F Richard England 5%-Charitable Remainder AnnuitInvest125,000Investors Bank TruRon Gayton

FBO Ganz Advisory Accounts-Vision Associates      Kalb V30,000 Kalb Voorhis & Co.Mark Criscitello

E. Pierce Marshall, Successor Trustee Eleanor P. MIndivi100,000Same

Elaine T. Marshall, Trustee FBO Elaine H. MarshallIndivi100,000Same

FBO Ganz Advisory Accounts                        Mac & 125,000Mellon Bank       Proxy Unit
Harvey R. Sorenson, Trustee Eleanor P. Marshall StMacn& 85,000tMellonrBankInvest Proxy Unit
Harvey R. Sorenson, Trustee, Eleanor P. Marshall SMace&s15,000tMellonrBankInvest Proxy Unit
Richard Freundlich                                Mac & 35,000 Mellon Bank       Proxy Unit

Arthur Horowitz and Bernice Horowitz              Mellon35,000 Mellon Bank       Proxy Unit
Bernice Goldstein                                 Mellon100,000Mellon Bank       Proxy Unit
Budd & Nanette Mayer Foundation Inc.              Mellon20,000 Mellon Bank       Proxy Unit
Erwin Harvith Trust U/A DTD6-28-72, Sylvia HarvithMellon30,000 Mellon Bank       Proxy Unit
FBO Ganz Advisory Accounts-Kane Investments       Mellon25,000 Mellon Bank       Proxy Unit
Frank Lipschutz Trust                             Mellon145,000Mellon Bank       Proxy Unit
Joy Steinberg, Trustee, Joy Steinberg Revocable TrMellon25,000 Mellon Bank       Proxy Unit
Joyce Haft-Gillman                                Mellon25,000 Mellon Bank       Proxy Unit
Louise D. and Morton J. Macks Family Foundation, IMellon25,000eMellongBankst     Proxy Unit
May Lipschutz Trust                               Mellon120,000Mellon Bank       Proxy Unit
Milton Steinberg, Trustee, Milton Steinberg RevocaMellon25,000 Mellon Bank       Proxy Unit
Norman Broad-Account G                            Mellon20,000 Mellon Bank       Proxy Unit
Pauline Ganz Revocable Trust                      Mellon25,000 Mellon Bank       Proxy Unit
Richard Slavin and June Slavin                    Mellon35,000 Mellon Bank       Proxy Unit
Richard Slavin, IRA R/O                           Mellon25,000 Mellon Bank       Proxy Unit
The Ganz Family Foundation                        Mellon35,000 Mellon Bank       Proxy Unit
The Louise and Morton Macks Family Foundation     Mellon25,000 Mellon Bank       Proxy Unit
The Nancy & Charles Ganz Family Supporting FoundatMellon25,000 Mellon Bank       Proxy Unit

Slade Inc.                                        Mercan$125,00Mercantile Safe DeJanet Stamas
The Pearlstone Foundation for Jewish Living       Mercan150,000Mercantile Safe DeJanet Stamas
The Pearlstone Institute for Living Judiasm       Mercan150,000Mercantile Safe DeJanet Stamas
The Peggy Meyerhoff Pearlstone Foundation         Mercan20,000 Mercantile Safe DeJanet Stamas

Frederick D. Tecce                                Merril100,000Paine Webber      John Frampton

R.J. Thomas                                       Nation75,000 Nations Bank of Texas

Donald A Kaplan IRA                               Paine 50,000 Paine Webber      Mark Milask
Joan G. Robbins                                   Indivi50,000 Joan G. Robbins   Joan G. Robbins

Arthur Gillman M.D., Joyce S. Gillman Co-Trustees Pruden40,0001Arthur & Joyce GilArthur & Joyce

Clive E. Roberson MD                              Indivi140,000Clive E. Roberson,Clive E. Roberso
                                                        =======
                      Total                             $3,020,000
                                                        =======



                                               EXHIBIT C

                                                    TO

                                   AMENDMENT TO NOTE PURCHASE AGREEMENT



List of Holders of Senior Indebtedness

NationsCredit Commercial Corporation, through its
NationsCredit Commercial Funding Division
222 North LaSalle Street, Suite 500
Chicago, Illinois  60601

EXHIBIT D
December 1, 1998



Michael Harris, P.A., Escrow Agent
1645 Palm Beach Lakes Blvd.
Suite 550
West Palm Beach, FL  33401

         Re:      Top Source Technologies, Inc./Ganz

Dear Sirs:

         Reference is made to the sum of $2,050,000 together with accrued interest accruing thereon which you are currently holding in escrow pursuant to the Asset Purchase Agreement by and among Top Source Technologies, Inc. (the "Company"), Top Source Automotive, Inc. ("TSA"), NCT Audio Products, Inc. and Noise Cancellation Technologies, Inc. entered into as of August 14, 1998 as amended (the "Agreement"). Pursuant to the terms and conditions of an escrow agreement, you are required to hold the funds in escrow until such time as the stockholders of the Company have convened the meeting and voted upon the proposal of sale of the assets of TSA pursuant to the terms and conditions of the Agreement. At such time as the stockholders of the Company approve the sale of the assets of TSA pursuant to the Agreement, you are directed to pay to the noteholders listed on Exhibit A the amounts set forth on that exhibit (except to the extent any of the noteholders elect in writing not to be prepaid) and disburse the balance to TSA. The Company agrees that the noteholders listed on Exhibit A are third party beneficiaries of this letter agreement. These payment instructions are subject to the Company entering into a binding agreement with Ganz Capital Management, Inc. which is substantially in the form sent to holders of outstanding convertible notes.

         Please execute a copy of this letter evidencing your agreement to abide by these payment instructions.

                                                     Very truly yours,



                                                     William C. Willis, Jr.
                                                     President and CEO



ww/jmo
cc:      Ganz Capital Management, Inc.


         We hereby agree to the contents of the foregoing letter agreement.

Date:  December ___, 1998                   MICHAEL HARRIS, P.A.

                                        By: _________________
                                            Michael D. Harris, President